15 March 2019 / 15 Mars 2019

CONSTELLIUM ISSOIRE

and / et

CONSTELLIUM NEUF BRISACH

as Borrowers / les Emprunteurs

CONSTELLIUM INTERNATIONAL

as Parent Company / la Société-Mère

FACTOFRANCE

as Arranger and Agent / l'Arrangeur et Agent

THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 / LES INSTITUTIONS FINANCIERES LISTEES EN ANNEXE 1

as Lenders / les Prêteurs

THIRD AMENDMENT TO THE INVENTORY FINANCING FACILITY AGREEMENT / TROISIEME AVENANT AU CONTRAT DE CREDIT

DENTONS

Dentons Europe

Association d'Avocats à Responsabilité Professionnelle Individuelle

5 boulevard Malesherbes, 75008 Paris, France

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CONTENTS

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THIS AMENDMENT AGREEMENT is made between:

1. **CONSTELLIUM ISSOIRE**, a *société par actions simplifiée* governed by French law whose registered office is at rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France, registered with the trade and companies registry of Clermont-Ferrand under number 672 014 081 ; and

2. **CONSTELLIUM NEUF BRISACH**, a *société par actions simplifiée* governed by French law whose registered office is at ZIP Rhénane Nord, RD 52, 68600 Biesheim, France, registered with the trade and companies registry of Colmar under number 807 641 360,

   as borrowers (each a "**Borrower**" and together the " **Borrowers**");

3. **CONSTELLIUM INTERNATIONAL**, a *société par actions simplifiée* whose registered office is located at 40-44 rue Washington, 75008 Paris, France and registered with the trade and companies registry of Paris under number 832 509 418, as parent company (the "**Parent Company**");

4. **THE FINANCIAL INSTITUTIONS** listed in SCHEDULE 1 (*The Lenders*) as lenders (the "**Lenders**"); and

5. **FACTOFRANCE**, a company incorporated under the laws of France as a *société par actions simplifiée* and licensed as a credit institution *(établissement de crédit)*, whose registered office is located at Tour D2, 17 bis place des Reflets, 92988 Paris-La Défense Cedex, France, registered with the Trade and Companies Registry of Nanterre under number 063 802 466, as arranger (in such capacity, the "**Arranger**") and as agent (in such capacity, the "**Agent**").

WHEREAS:

(A) On 21 April 2017, the Borrowers and Constellium Holdco II B.V. (now merged with

CET AVENANT est conclu entre :

1. **CONSTELLIUM ISSOIRE**, une société par actions simplifiée de droit français, dont le siège social est situé rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France, immatriculée au registre du commerce et des sociétés de Clermont-Ferrand sous le numéro 672 014 081 ; et

2. **CONSTELLIUM NEUF BRISACH**, une société par actions simplifiée de droit français dont le siège social est situé ZIP Rhénane Nord, RD 52, 68600 Biesheim, France, immatriculée au registre du commerce et des sociétés de Colmar sous le numéro 807 641 360,

   En tant qu'emprunteurs (chacun un "**Emprunteur**" et ensemble les "**Emprunteurs**") ;

3. **CONSTELLIUM INTERNATIONAL**, une société par actions simplifiée dont le siège social est situé 40-44 rue Washington, 75008 Paris, France et immatriculée au registre du commerce et des sociétés de Paris sous le numéro 832 509 418, en tant que société mère (la "**Société Mère**") ;

4. Les **INSTITUTIONS FINANCIERES** énumérées à l'ANNEXE 1 (Les Prêteurs) en tant que prêteurs (les "**Prêteurs**") ; et

5. **FACTOFRANCE**, une société de droit français constituée sous la forme d'une société par actions simplifiée et agréée en tant qu'établissement de crédit dont le siège social est situé Tour D2, 17 bis place des Reflets, 92988 Paris-La Défense Cedex, France, immatriculée au Registre du Commerce et des Sociétés de Nanterre sous le numéro 063 802 466, en tant qu'arrangeur (en cette qualité l'"**Arrangeur**") et agent (en cette qualité, l'"**Agent**").

ÉTANT PRÉALABLEMENT EXPOSÉ QUE :

(A) Le 21 avril 2017, les Emprunteurs et Constellium Holdco II B.V. (maintenant

and into Constellium International) have entered into an inventory financing facility agreement pursuant to which the Lenders made available to the Borrowers a credit facility secured by, inter alia, inventory pledge agreements (as amended on 13 June 2017, 29 March 2018 and on 31 July 2018 by the Confirmation Letter (as such term is defined below), the "**Existing Inventory Financing Facility Agreement**").

(B) The Parties have decided to enter into this amendment agreement (the "**Amendment Agreement**") in order to extend the maturity of the Existing Inventory Financing Facility Agreement.

IT HAS BEEN AGREED AS FOLLOWS:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

1.1.1 In this Amendment Agreement:

"**Amendment Effective Date**" means the date on which the Agent has received all of the documents and other evidence listed in SCHEDULE 2 (*Conditions Precedent*) in form and substance satisfactory to the Agent.

"**Amendment Signing Date**" means the date hereof.

"**Amended Inventory Financing Facility Agreement**" means Existing Inventory Financing Facility Agreement as amended in accordance with this Amendment Agreement.

"**Confirmation Letter**" means a letter dated 31 July 2018 sent by Constellium International to the Finance Parties informing them of the merger of Constellium Holdco II B.V. with and into Constellium International and confirming that Constellium International will assume the obligations of Constellium Holdco II B.V. as parent company and guarantor under the Existing Inventory

fusionnée avec et dans Constellium International) ont signé un contrat de crédit en vertu duquel les Prêteurs ont mis à la disposition des Emprunteurs une facilité de crédit garantie, entre autres, par des contrats de gage (tel que modifié le 13 juin 2017, le 29 mars 2018 et le 31 juillet 2018 par la Lettre de Confirmation (tel que ce terme est défini ci-après), le "**Contrat de Crédit Existant**").

(B) Les Parties ont décidé de conclure cet avenant (« **l'Avenant** ») afin de proroger l'échéance du Contrat de Crédit Existant.

IL A ETE CONVENU CE QUI SUIT :

1. DEFINITIONS ET INTERPRETATIONS

1.1 Définitions

1.1.1 Dans le présent Avenant :

"**Date d'Entrée en Vigueur de l'Avenant**" désigne la date à laquelle l'Agent a reçu tous les documents et éléments énumérés à l'ANNEXE 2 (*Conditions Suspensives)* dans une forme et une substance satisfaisantes pour l'Agent.

"**Date de Signature de l'Avenant**" désigne la date des présentes.

"**Contrat de Crédit Modifié**" désigne le Contrat de Crédit Existant tel qu'il a été modifié conformément au présent Avenant.

"**Lettre de Confirmation**" désigne la lettre en date du 31 juilliet 2018 envoyée par Constellium International aux Parties Financières les informant de la fusion de Constellium Holdco II B.V. avec et dans Constellium International et confirmant que Constellium International assumera les obligations de Constellium Holdco II B.V. en qualité de société-mère et de garant au titre

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Financing Facility Agreement.

1.1.2 Save as otherwise provided herein, terms used in the above recitals and in this Amendment Agreement shall have the respective meanings given to them in the Existing Inventory Financing Facility Agreement.

1.2 General Interpretation

The rules of construction set forth in Article 1.2 (*Interpretation*) of the Existing Inventory Financing Facility Agreement shall be applicable to this Amendment Agreement.

2. CONDITIONS PRECEDENT

The provisions of Clause 3 (*Amendment of the Existing Inventory Financing Facility Agreement*) shall be effective only if the Agent has received all of the documents and other evidence listed in SCHEDULE 2 (*Conditions Precedent*) in form and substance satisfactory to the Agent.

3. AMENDMENT OF THE EXISTING INVENTORY FINANCING FACILITY AGREEMENT

With effect from the Amendment Effective Date:

3.1 the definition of "Termination Date" of the Existing Inventory Financing Facility Agreement is replaced with the following provisions:

""**Termination Date**" means 21 April 2021."

3.2 a new paragraph 1.3 (*Sanctions*) is added to Clause 1 (Definitions and Interpretation) as follows :

"1.3 (Sanctions)

(a) Any Sanctions related provisions (a "**Sanction Provision**") of this Agreement (including the representation made under

du Contrat de Crédit Existant.

1.1.2 Sauf disposition contraire des présentes, les termes utilisés dans les considérants ci-dessus et dans le présent Avenant ont le sens qui leur est attribué dans le Contrat de Crédit Existant.

1.2 Interprétation Générale

Les règles d'interprétation énoncées à l'article 1.2 (*Interpretation*) du Contrat de Crédit Existant s'appliqueront au présent Avenant.

2. CONDITIONS SUSPENSIVES

Les stipulations de la Clause 3 (*Avenant au Contrat de Crédit Existant*) n'entreront en vigueur que si l'Agent a reçu tous les documents et autres éléments énumérés à l'annexe 2 (*Conditions Suspensives*) dans une forme et une substance satisfaisantes pour l'Agent.

3. AVENANT AU CONTRAT DE CREDIT EXISTANT

A compter de la Date d'Entrée en Vigueur de l'Avenant :

3.1 la définition de "Date de Maturité Finale" du Contrat de Crédit Existant est remplacée par les dispositions suivantes :

""**Date de Maturité Finale**" désigne le 21 avril 2021."

3.3 3.3 un nouveau paragraphe 1.3 (*Sanctions*) est ajouté à l'article 1 (Définitions et interprétation) comme suit

"1.3 (Sanctions)

(a) Toute stipulation relative aux Sanctions (une "**Clause Sanctions**") du présent Contrat (y compris la déclaration à l'article 18.1.18

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Clause 18.1.18 (*Sanctions*) and the undertaking under Clause 19.12 (*Sanctions*)) shall only be made by any Obligor to the benefit of any Finance Party and apply for the benefit of any Finance Party only, to the extent that such Sanctions Provision would not result, for such Finance Party, in any violation of, conflict with or liability under (x) EU Regulation (EC) 2271/96 (including any law or regulation implementing that Regulation in a member state of the European Union or the United Kingdom), (y) §7 of the German Foreign Trade and Payments Ordinance (*Außenwirtschaftsverordnung*) (in connection with Section 4 paragraph 1 no. 3 of the German Foreign Trade and Payments Act (*Außenwirtschaftsgesetz*)) or (z) expose such Finance Party or any directors, officers or employees thereof to any liability under EU Regulation (EC) 2271/96 (including any law or regulation implementing that Regulation in a member state of the European Union or the United Kingdom) or Section 7 of the German Foreign Trade and Payments Ordinance (*Außenwirtschaftsverordnung*) (in connection with Section 4 paragraph 1 no. 3 of the German Foreign Trade and Payments Act (*Außenwirtschaftsgesetz*))).

(*Sanctions*) et l'engagement à l'article 19.12 (Sanctions)) sera uniquement faite par un Débiteur (*Obligor*) au profit d'une Partie Financière (*Finance Party*) et s'appliquera uniquement au profit d'une Partie Financière dans la mesure où la Clause Sanction n'entraînerait, pour cette Partie Financière, aucune violation, conflit ou responsabilité au titre (x) du Règlement (CE) n°2271/96 (en ce compris toute loi ou réglementation appliquant ce Règlement dans un Etat membre de l'Union européenne ou au Royaume-Uni), (y) du paragraphe 7 du décret allemand sur le commerce extérieur et les paiements (*Außenwirtschaftsverordnung*) (en relation avec la section 4 paragraphe 1 n° 3 de la loi allemande sur le commerce extérieur et les paiements (*Außenwirtschaftsgesetz*)) ou (z) exposerait cette Partie Financière ou ses administrateurs, dirigeants ou employés à une quelconque responsabilité en vertu du Règlement (CE) 2271/96 (en ce compris toute loi ou réglementation appliquant ce Règlement dans un Etat membre de l'Union européenne ou au Royaume-Uni) ou de l'article 7 du décret allemand sur le commerce extérieur et les paiements (*Außenwirtschaftsverordnung*) (en relation avec la section 4 paragraphe 1 n° 3 de la loi allemande sur le commerce extérieur et les paiements (*Außenwirtschaftsgesetz*)).

(b) Each Finance Party (each a "**Restricted Finance Party**") shall notify the Agent and the Parent Company if a Sanction Provision shall no longer apply for its benefit pursuant to paragraph (a) above.

(b) Chaque Partie Financière (une "**Partie Financière Affectée**") doit aviser l'Agent et la Société Mère (*Parent Company*) si une Clause Sanction ne s'applique plus à son profit conformément au paragraphe (a) ci-dessus.

(c) For the avoidance of doubt, such notification shall not prevent the occurrence of any Event of Default related to the breach by any Obligor of its obligations under a Sanction Provision as long as there is at least one Finance Party which is not a Restricted Finance Party. However, in connection with any amendment, waiver, determination or direction (including any decision made by the

(c) Afin d'éviter tout doute, cette notification n'empêchera pas la survenance d'un Cas de Défaut (*Event of Default*) lié à la violation par un Débiteur de ses obligations en vertu d'une Clause Sanction tant qu'il y aura au moins une Partie Financière qui n'est pas une Partie Financière Affectée. Toutefois, dans le cadre de toute modification, renonciation, décision ou instruction (y

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Finance Parties under Clause 20.2 (*Acceleration*) of the Agreement) relating to any Sanction Provision of which a Restricted Finance Party does not have the benefit, such Restricted Finance Party shall not be entitled to participate to the vote of the other Finance Parties in respect thereto and the Commitments of that Restricted Finance Party will be excluded for the purpose of determining whether the consent of the Majority Lenders or Super Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders or Super Majority Lenders has been made.

3.4 the representation contained under clause 18.1.7 of the Existing Inventory Financing Facility Agreement is replaced with the following provisions:

"18.1.7 No litigation: there are no current actions, suits or proceedings pending against or affecting it, in or before any judicial or administrative court, arbitrator or regulatory authority which might reasonably be expected to have a Material Adverse Effect;"

4. CONTINUING OBLIGATIONS

4.1 The provisions of the Existing Inventory Financing Facility Agreement and the other Finance Documents shall, save as amended by this Amendment Agreement, continue in full force and effect.

4.2 Nothing in this Agreement shall constitute a waiver by the Finance Parties of any breach by any Obligor of its obligations under the Finance Documents.

5. GUARANTEE AND SECURITIES CONFIRMATION

5.1 The Parent Company hereby confirms that the Guarantee created under clause 17 of the Inventory Financing Facility Agreement

compris toute décision prise par les Parties Financières en vertu de l'article 20.2 (*Acceleration*) du présent Contrat) relativement à toute Clause Sanction dont une Partie Financière Affectée ne bénéficie pas, cette Partie Financière Affectée n'aura pas le droit de participer au vote des autres Parties Financières à cet égard et les Engagements (*Commitments*) de cette Partie Financière Affectée seront exclus aux fins de déterminer si le consentement de la Majorité des Prêteurs (*Majority Lenders*) ou de la Super Majorité des Prêteurs (*Super Majority Lenders*) a été obtenu ou si la décision a été prise ou l'instruction a été donnée par la Majorité des Prêteurs ou de la Super Majorité des Prêteurs ont été prises.

3.3 La déclaration figurant à la clause 18.1.7 de l'accord de financement des stocks existant est remplacée par les dispositions suivantes:

"18.1.7 Aucun litige : il n'y a aucune action, poursuite ou procédure en cours contre elle ou l'affectant, devant un tribunal judiciaire ou administratif, un arbitre ou une autorité réglementaire, qui pourrait raisonnablement être susceptible d'avoir un effet défavorable important;".

4. OBLIGATIONS CONTINUES

4.1 Les stipulations du Contrat Crédit Existant et des autres Documents de Financement (*Finance Documents*) demeurent pleinement en vigueur, à moins qu'elles ne soient modifiées par le présent Avenant.

4.2 Aucune disposition du présent Avenant ne constitue une renonciation par les parties à un manquement par un Débiteur (*Obligor*) à ses obligations aux termes des Documents de Financement.

5. GARANTIE ET CONFIRMATION DES SURETES

5.1 La Société Mère confirme par la présente que la Garantie (*Guarantee*) créée en vertu de la clause 17 du Contrat de Crédit

will:

5.1.1 continue in full force and effect; and

5.1.2 extend to the payment obligations of the Borrowers under the Finance Documents as amended and extended under this Amendment Agreement.

5.2 Each Borrower hereby confirms that any security interest created under any Security Document to which it is a party will:

5.2.1 continue in full force and effect; and

5.2.2 extend to its obligations and liabilities under the Finance Documents as amended and extended under this Amendment Agreement.

6. NO NOVATION

The execution of this Amendment Agreement shall not be construed as a novation of the respective obligations of the Parties under the Existing Inventory Financing Facility Agreement within the meaning of articles 1329 et seq. of the French Code civil.

7. REPRESENTATIONS

On the Amendment Signing Date and on the Amendment Effective Date, each Obligor makes to each Finance Party, the representations and warranties set out in Clause 18 (*Representations*) of the Existing Inventory Financing Facility Agreement.

8. FINANCE DOCUMENTS

The Parent Company and the Agent designate this Amendment Agreement as a Finance Document.

In any of the Finance Documents, any reference to the Existing Inventory Financing Facility Agreement shall, unless the context

Existant :

5.1.1 continuera d'être pleinement en vigueur ; et

5.1.2 s'appliquera aux obligations de paiement des Emprunteurs en vertu des Documents de Financement tels que modifiés et prorogés en vertu du présent Avenant.

5.2 Chaque Emprunteur confirme par les présentes que toute sureté constituée en vertu d'un Document de Sûreté (*Security Document*) auquel il est partie :

5.2.1 continuera d'être pleinement en vigueur ; et

5.2.2 s'appliquera à ses obligations et responsabilités aux termes des Documents de Financement tels que modifiés et prorogés aux termes de l'Avenant.

6. ABSENCE DE NOVATION

La signature du présent Avenant ne saurait être interprétée comme une novation des obligations respectives des Parties au titre du Contrat de Crédit Existant au sens des articles 1329 et suivants du Code civil français.

7. DECLARATIONS

A la Date de Signature de l'Avenant et à la Date d'Entrée en Vigueur de l'Avenant, chaque Débiteur fait à chaque Partie Financière les déclarations et les garanties énoncées à la Clause 18 (*Representations*) du Contrat de Crédit Existant.

8. DOCUMENTS DE FINANCEMENT

La Société Mère et l'Agent désignent le présent Avenant comme Document de Financement.

Dans tout Document de Financement, toute référence au Contrat de Crédit Existant doit, sauf indication contraire du contexte, être lue

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otherwise requires, be read and construed as a reference to the Amended Inventory Financing Facility Agreement.

et interprétée comme une référence au Contrat de Crédit Modifié.

9. EFFECTIVE GLOBAL RATE (*TAUX EFFECTIF GLOBAL*)

For the purposes of Articles L.314-1 to L.314-5 and R.314-1 *et seq.* of the French *Code de la consommation* and Article L.313-4 of the French *Code Monétaire et Financier*, the Parties acknowledge that (i) the effective global rate (*taux effectif global*) calculated on the date of this Amendment Agreement, based on assumptions as to the period rate (*taux de période*) and the period term (*durée de période*) and on the assumption that the interest rate and all other fees, costs or expenses payable under this Amendment Agreement will be maintained at their original level throughout the term of this Amendment Agreement, is set out in a letter from the Agent to each Borrower and (ii) that letter forms part of this Amendment Agreement. Each Borrower acknowledges receipt of that letter.

9. TAUX EFFECTIF GLOBAL

Pour l'application des articles L.314-1 à L.314-5 et R.314-1 et suivants du Code de la consommation et de l'article L.313-4 du Code Monétaire et Financier, les Parties reconnaissent que (i) le taux effectif global calculé à la date du présent Avenant, sur la base d'hypothèses de taux de période et de durée de période et sur la base de l'hypothèse que le taux d'intérêt et tous autres frais, coûts ou dépenses payables en vertu du présent Avenant seront maintenus à leur niveau initial pendant toute la durée du présent Avenant, est indiqué dans une lettre de l'Agent à chaque Emprunteur et (ii) cette lettre fait partie du présent Avenant. Chaque Emprunteur accuse réception de cette lettre.

10. FORMALITIES

10.1 In respect of each Inventory Pledge Agreement Without Dispossession (*gage sans dépossession*), the Agent shall, at the cost of the relevant Borrower, register the extension of the Termination Date in the special register referred to in article 2338 of the French *Code Civil* at the registry of the relevant *Tribunal de Commerce* or *Tribunal d'Instance*.

10.2 All powers are conferred to any bearer of an original copy of the Amendment Agreement in order to carry out the registration formalities described in Clause 10.1 above.

10. FORMALITES

10.1 Pour chaque Contrat de Gage de Stocks sans Dépossession (*Inventory Pledge Agreement Without Dispossession*), l'Agent, aux frais de l'Emprunteur concerné, inscrira l'extension de la Date de Maturité Finale dans le registre spécial visé à l'article 2338 du Code civil français au greffe du Tribunal de Commerce ou du Tribunal d'Instance compétent.

10.2 Tous pouvoirs sont conférés à tout porteur d'un exemplaire original de l'Avenant afin d'accomplir les formalités d'enregistrement décrites à l'article 10.1 ci-dessus.

11. LANGUAGE

This Amendment Agreement shall be executed in both English and French language. In the event of any discrepancy, the English language version of this Amendment Agreement shall be the

11. LANGUE

L'Avenant sera signé en langue française et en langue anglaise.

En cas de divergence, la version anglaise de l'Avenant fera foi.

governing version.

12. APPLICABLE LAW – JURISDICTION

12.1 The provisions of this Amendment Agreement shall be construed in accordance with and shall be governed by French law.

12.2 Each of the Parties to this Amendment Agreement agrees that any and all disputes arising out of or in connection with this Amendment Agreement and in particular with its validity, interpretation, performance or non-performance, shall be exclusively referred to the competent courts in the jurisdiction of the Paris Court of Appeal.

12. LOI APPLICABLE - JURIDICTION COMPETENTE

12.1 Les stipulations du présent Avenant seront soumises et seront interprétées conformément au droit français.

12.2 Chacune des Parties au présent Avenant convient que tout différend relatif au présent Avenant et notamment à sa validité, son interprétation, son exécution ou son inexécution, sera de la compétence exclusive des tribunaux compétents de la juridiction de la Cour d'appel de Paris.

SCHEDULE 1.

THE LENDERS / LES PRÊTEURS

Name of Lender	Commitment
Factofrance	35,000,000 euros
Credit Suisse International	20,000,000 euros
BNP Paribas	20,000,000 euros
Deutsche Bank AG, London branch	25,000,000 euros

SCHEDULE 2.

CONDITIONS PRECEDENT / CONDITIONS SUSPENSIVES

1. The following documents must be delivered by each Obligor on the Amendment Signing Date :

(a) A certified copy of the up-to-date constitutional documents (*statuts*) of each Obligor ;

(b) An original copy or a certified copy of the certificate of incorporation of each Obligor (Extrait K-bis) dated no later than one month prior to the Amendment Signing Date ;

(c) To the extent required by any applicable law or by its constitutional documents, original copies or certified copies of the resolutions of the competent corporate bodies, approving the terms of, the transactions contemplated by, and the execution and performance of the Amendment Agreement and the related Amended Inventory Financing Facility Agreement ;

(d) An original copy or a certified copy of the power(s) of attorney of the person(s) signing the Amendment Agreement ;

(e) A specimen of the signature of each person referred to in Paragraph (d) above and of each person authorised by the resolution referred to in Paragraph (c) above ;

(f) A certificate of an authorised signatory of each Obligor confirming that borrowing or guaranteeing, as appropriate, the Total Commitments, would not cause any borrowing, guaranteeing or similar limit binding on the relevant Obligor to be exceeded ;

(g) A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this SCHEDULE 2 (*Conditions Precedent*) is correct, complete and in full force and effect as at a date no earlier than the Amendment

1. Les documents suivants doivent être remis par chaque Débiteur (*Obligor*) à la Date de Signature de l'Avenant :

(a) Une copie certifiée conforme des statuts à jour de chaque Débiteur ;

(b) L'original ou une copie certifiée conforme de l'Extrait K-bis de chaque Débiteur daté au maximum un mois avant la Date de Signature de l'Avenant ;

(c) Dans la mesure requise par toute loi applicable ou par ses documents constitutifs, des originaux ou des copies certifiées conformes des résolutions des organes compétents de la société approuvant la signature et l'exécution de l'Avenant et du Contrat de Crédit Modifié, les termes de ceux-ci et les opérations envisagées par ceux-ci;

(d) L'original ou une copie certifiée conforme du ou des pouvoirs de la ou des personnes signant l'Avenant;

(e) Un spécimen de signature de chaque personne visée au Paragraphe (d) ci-dessus et de chaque personne autorisée par la résolution visée au Paragraphe (c) ci-dessus ;

(f) Un certificat d'un signataire autorisé de chaque Débiteur confirmant que le fait d'emprunter ou de garantir, selon le cas, les Engagements Totaux, n'entrainerait pas un dépassement de tout emprunt, garantie ou limite similaire liant le Débiteur concerné ;

(g) Un certificat d'un signataire autorisé du Débiteur concerné attestant que chaque copie de document le concernant spécifiée dans la présente ANNEXE 2 (Conditions Suspensives) est correcte, complète et pleinement en vigueur à une date qui ne peut être antérieure à la Date de Signature

Signing Date.

2. The following legal opinion must be provided on the Amendment Signing Date :

Legal opinion by Clifford Chance Europe LLP in respect of the legal existence, the absence of insolvency proceedings, capacity and authority of the Obligors in connection with the execution and performance of the Amendment Agreement to be executed on the Amendment Signing Date.

3. Other documents and evidence

(a) Execution of this Amendment Agreement.

(b) In respect of each Inventory Pledge Agreement Without Dispossession, receipt of the confirmation from the relevant pledge registry that the Termination Date has been extended in respect of the registration of such pledge.

(d) All costs and expenses (including the Agent's legal costs, to the extent invoiced in due time) then due and payable by each Obligor under the Amendment Agreement have been paid.

de l'Avenant.

2. L'avis juridique suivant doit être fourni à la Date de Signature de l'Avenant :

Avis juridique de Clifford Chance Europe LLP concernant l'existence, l'absence de procédures collectives, la capacité et l'autorité des Débiteurs relativement à la signature et à l'exécution de l'Avenant devant être signé à la Date de Signature de l'Avenant.

3. Autres documents et éléments

(a) Signature du présent Avenant.

(c) Pour chaque Contrat de Gage Sans Dépossession, réception de la confirmation du registre des gages compétent que la Date de Maturité Finale a été prorogée pour l'inscription de ce gage.

(e) Tous les frais et dépenses (y compris les frais juridiques de l'Agent, dans la mesure où ils sont facturés en temps opportun) alors exigibles et payables par chaque Débiteur en vertu de l'Avenant ont été payés.

SIGNATORIES / SIGNATAIRES

Made in Paris, in eleven (11) originals, on the date mentioned on the first page hereof

Fait à Paris, en onze (11) originaux, à la date mentionnée en tête des présentes

The Borrowers / Les Emprunteurs
CONSTELLIUM ISSOIRE

By / Par: Evelyne Berthault
Name / Nom:

CONSTELLIUM ISSOIRE
Société par actions simplifiée
RCS Clermont-Ferrand 672 014 081
Rue Yves Lamourdedieu ZI les Listes
63500 ISSOIRE

CONSTELLIUM NEUF BRISACH

By / Par: Evelyne Berthault
Name / Nom:

CONSTELLIUM NEUF BRISACH
Société par actions simplifiée
RCS Colmar TI 807 641 360
ZIP Rhenane Nord RD 52
68600 BIESHEIM

The Parent Company / la Société-Mère
CONSTELLIUM INTERNATIONAL

By / Par: Evelyne Berthault
Name / Nom:

CONSTELLIUM INTERNATIONAL
N° 832 509 418 R.C.S. Paris
40-44, rue Washington
75008 – Paris
Tél. : +33 1 73 01 46 00

MJ ew AJ EB LV AS KL

The Agent / L'Agent
FACTOFRANCE

By / Par: Christine VADON
Name / Nom:

The Arranger / L'Arrangeur
FACTOFRANCE

By / Par: Christine VADON
Name / Nom:

The Lenders / Les Prêteurs
FACTOFRANCE

By / Par: Christine VADON
Name / Nom:

CREDIT SUISSE INTERNATIONAL

By / Par:
Name / Nom:

Alice Jiang
Authorised Signatory

Laetitia Veleba
Authorised Signatory

BNP PARIBAS

By / Par:
Name / Nom: Michel Gholam
Authorized Signatory
BNP Paribas

By / Par:
Name / Nom: Benoit CHIFFERT

MS AS EB LV

DEUTSCHE BANK AG, LONDON BRANCH

By / Par:
Name / Nom: Marguerite Sutton
Vice President

By / Par:
Name / Nom: Alicia Schug
Vice President